SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

Virtus Opportunities Trust

Registration Nos. 811-07455 and 033-65137

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing Party:

(4)	Date Filed:

Virtus Investment Partners	Toll Free 800-243-1574
C/O State Street Bank & Trust Co	Virtus.com
PO Box 8301
Boston MA 02266-8301

June 29, 2009

Dear Shareholder:

Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund (each a “Fund,” and together the “Funds”), each a series of Virtus Opportunities Trust (the “Trust”), will hold a special meeting of shareholders at 2 p.m. Eastern time, on August 20, 2009, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposals that are being presented by the Board of Trustees of the Trust.

Among the proposals being presented to the shareholders of both Funds is an amendment to the fee schedule of the Investment Advisory Agreement between the Trust, on behalf of the Funds, and Virtus Investment Advisers, Inc. (“VIA”). Shareholders of Virtus Wealth Builder Fund are further being asked to approve a Subadvisory Agreement between VIA and F-Squared Investments, Inc., and to approve a proposal to permit VIA, as the Fund’s investment adviser, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Proposal details are included in the enclosed Proxy Statement, which also provides answers to questions about each proposal, the voting process and the shareholder meeting.

The Board of Trustees has carefully assessed these proposals, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board recommendations, please vote FOR all the applicable proposals on the enclosed proxy card.

YOUR VOTE COUNTS AND DELAYING TO VOTE CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY—ONLINE, BY TELEPHONE OR BY MAIL—BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

This letter has been prepared solely for the information

of existing shareholders.

This letter is not authorized for distribution to prospective investors.

Mutual Funds distributed by VP Distributors, Inc.

VIRTUS OPPORTUNITIES TRUST

Virtus Wealth Builder Fund

Virtus Wealth Guardian Fund

101 Munson Street

Greenfield, MA 01301

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on August 20, 2009

To the Shareholders of Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund:

NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund (each a “Fund,” and together the “Funds”), each a series of Virtus Opportunities Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, CT 06103, on August 20, 2009 at 2:00 p.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. (“VIA”), and F-Squared Investments, Inc. (the “Subadviser”) (Proposal 1). Only the Virtus Wealth Builder Fund shareholders will vote on this proposal.

2.	To approve an amendment to the fee schedule of the Investment Advisory Agreement between the Trust, on behalf of the Funds, and VIA (Proposal 2). All shareholders will vote on this proposal, with each Fund voting separately.

3.	To approve a proposal to permit VIA to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 3). Only the Virtus Wealth Builder Fund shareholders will vote on this proposal.

4.	To transact any other business that may properly come before the Meeting.

The Board of Trustees has fixed the close of business on June 15, 2009 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet – log on at the Internet address provided on the proxy card

•	By telephone – call the toll-free number listed on the proxy card

•	By mail – using the enclosed Proxy Card(s) and postage paid envelope

•	In Person – at the Special Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

Kevin J. Carr
Title: Secretary
Virtus Opportunities Trust

June 22, 2009

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following the Q & A for Shareholders. It is important that the proxy be voted promptly.

Q & A FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of the matters that will be the subject of a shareholder vote.

Q.	What issues am I being asked to vote on at the upcoming meeting on August 20, 2009?

A.	As described in the enclosed Proxy Statement, shareholders of Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund (each a “Fund,” and together the “Funds”) are each asked to approve:

•	An amendment to the fee schedule of the Investment Advisory Agreement between the Virtus Opportunities Trust (the “Trust”), on behalf of the Funds, and Virtus Investment Advisers, Inc. (“VIA”).

Shareholders of Virtus Wealth Builder Fund are also asked to approve:

•	A Subadvisory Agreement between VIA and F-Squared Investments, Inc. (the “Subadviser”); and

•	A proposal to permit VIA to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval

Q.	Why is a subadviser being appointed?

A.	The Funds’ strategy has been to invest in other investment funds among the Virtus Mutual Funds to reach their investment objectives and manage their targeted risk. However, management determined that the risk profile for the Funds would be improved by making certain changes, including appointing the Subadviser. The Subadviser has specialized in limiting the downside risk of investing through a proprietary index of Exchange Traded Funds (“ETFs”) representing the nine primary sectors of the S&P 500 Index, and an ETF representing 1-3 month U.S. Treasury bills (“Short-term Treasury ETF”). The Subadviser rebalances the index on a monthly basis and will provide VIA with investment recommendations based on its monthly review, but VIA will continue to have all management and trading discretion for the Funds.

Q.	Why am I being asked to vote on a proposal to increase the advisory fees of the Funds?

A.

After the Funds change from funds of actively managed funds to funds of ETFs, their total operating expenses are expected to be reduced because ETFs generally have much lower operating expenses than traditional mutual funds. However, the costs for active management and trading of underlying securities, as well as compliance risk management, were previously covered within the underlying mutual funds’ expenses and indirectly and proportionately paid by the Funds through their Acquired Fund Fees and Expenses. Due to the structure of ETFs and their passive investment nature, these activities connected to active management will now be handled by the Adviser directly, so that the fees for these activities will be assessed directly to the Funds. While the Subadviser will provide investment recommendations each month with respect to each Fund’s investment portfolio, VIA will remain responsible for managing and implementing the trading recommendations for each Fund’s investments. Furthermore, the new strategy is expected to lead to increased trading by VIA for the Funds due to monthly rebalancing of the model portfolio, as well as increased compliance requirements due to subadviser oversight, so the Adviser has requested an increase in the advisory fee as compensation for the additional direct costs it expects to incur.

Shareholders are being asked to approve an increase in the investment advisory fee for each Fund from 0.10% to 0.45%. If approved, the overall expenses are expected to decrease by approximately 25% for Wealth Builder and 16% for Wealth Guardian. (Please refer to the Fee Tables Based on Current and Proposed Fees on pages 11 and 12.) Out of the proposed advisory fee that it would receive as investment adviser of the Funds, VIA (and not the Funds) will pay the Subadviser a subadvisory fee of 0.20%, in addition to incurring the additional expenses of active management.

Q.	How will each Fund’s total expenses be reduced if the advisory fee increase is approved?

A.	If shareholders approve the increase in investment advisory fees, total fund operating expenses are expected to be much lower for each of the Funds due to lower underlying fund expenses. As a fund-of-funds, each Fund bears a proportionate share of expenses of the underlying funds in which it invests. Under the new strategy followed by the Subadviser, the Funds will invest in ETFs with lower expenses than the underlying mutual funds in which the Funds currently invest. The reduction in the Funds’ underlying fund expenses as a result of this change more than offsets the increase in advisory fees, and therefore the Funds’ total operating expenses are expected to decrease by approximately 25% for Wealth Builder and 16% for Wealth Guardian. (Please refer to the Fee Tables Based on Current and Proposed Fees on pages 11 and 12.)

Q.	Why are shareholders of Virtus Wealth Builder Fund being asked to vote on a proposal to permit VIA to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval?

A.

VIA has significant experience hiring and supervising subadvisers. The Board of Trustees believes the proposal will benefit shareholders by allowing VIA, with Board approval, to access broader money management expertise and hire or replace subadvisers without the costly expense of, and unnecessary delays associated with, proxy solicitations. This is especially true in today’s rapidly changing securities markets. The management of Fund assets can be addressed swiftly as changes may be needed. The Funds have already obtained exemptive relief from the Securities and Exchange Commission permitting them to operate in this manner as long as (i) shareholder approval is obtained, (ii) the relevant Board approves each subadviser or subadvisory agreement change and

(iii) certain information is provided to shareholders within 90 days of any changes being made. A further consideration of the SEC order is that VIA may not hire affiliated subadvisers without shareholder approval.

Q.	Does VIA intend to recommend that the Wealth Builder Fund hire or change a subadviser?

A.	No. As of the date of this Proxy Statement, shareholders of Virtus Wealth Builder Fund are being asked to approve the appointment of the Subadviser, so the Board does not expect otherwise to consider a new subadviser for the Fund. However, if this proposal is approved, new subadvisers could be hired in the future without the expense of a shareholder meeting.

Q.	If Proposal 3 is approved, how will I be notified of any changes to a Fund’s subadvisory arrangements?

A.	Within 90 days of a change to a Fund’s subadvisory arrangements, you will be provided with a written notice that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

Q.	What happens if a proposal is not approved?

A.	Proposals 1 and 2 are interdependent, so approval of either proposal for Virtus Wealth Builder Fund is dependent on the approval by shareholders of the other proposal. Thus, if shareholders approve the increase in the advisory fee but do not approve the appointment of the Subadviser, management will not implement the new advisory fee. Similarly, if shareholders approve the appointment of the Subadviser but do not approve the increase in the advisory fee, VIA will not engage the Subadviser and will continue as the Fund’s sole investment adviser. Proposal 3 is not dependent on approval of either of the other proposals. If the required vote is not received with respect to any of the proposals, the Board of Trustees will determine what options are available for the Fund.

Q.	Has the Board of Trustees approved the applicable proposals?

A.	Yes. The Board of Trustees has approved the applicable proposals and recommends that you vote in favor of the proposals.

Q.	Who will pay for the proxy solicitation and legal costs associated with the proposals?

A.	The costs associated with this Proxy Statement will be borne by the Funds, in proportion to their net assets.

Q.	Are there service or account changes I need to know about?

A.	There will be no changes to your Virtus account or account services.

Q.	How do I vote my shares?

A.	You can vote your shares by computer by going to the Internet address provided on the proxy card or by telephone by calling the toll-free number on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by attending the Meeting, or if you don’t expect to attend, by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

Q.	Will anyone contact me?

A.	You may receive a call from the Funds’ proxy solicitor, Computershare Fund Services, Inc. (“CFS”), to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

Q.	What should I do if I receive more than one proxy card?

A.	Because each Fund’s shareholders must vote separately, you may be sent a proxy card for each Fund account that you have. PLEASE VOTE ON ALL PROPOSALS SHOWN ON EACH PROXY CARD THAT YOU RECEIVE.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you have questions about your Fund, please call Virtus Mutual Funds at 1-800-243-1574 Monday through Thursday, 8 a.m. to 6 p.m. Eastern Time, Friday until 5 p.m. CFS has been engaged to assist in the solicitation of proxies. If you should require assistance in voting your shares, please call CFS, your Fund’s proxy agent, at 1-888-916-1754. As the meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on each proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s instructions on the call. Within 72 hours, the shareholder will be contacted by mail to confirm his or her vote and ask the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

VIRTUS OPPORTUNITIES TRUST

Virtus Wealth Builder Fund

Virtus Wealth Guardian Fund

101 Munson Street

Greenfield, MA 01301

(800) 243-1574

SPECIAL MEETING OF SHAREHOLDERS

To be held on August 20, 2009

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Virtus Opportunities Trust (the “Trust”), on behalf of Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund (each a “Fund,” and together the “Funds”), each a series of the Trust. The proxies will be used at the special meeting of shareholders to be held at 100 Pearl Street, Hartford, CT 06103 on August 20, 2009 at 2:00 p.m. (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held at the offices of Virtus Investment Partners, Inc. for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about June 29, 2009 or as soon as practicable thereafter. The close of business on June 15, 2009, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. On the Record Date, the following shares were outstanding representing the following number of votes for each Fund:

	Class A	Class C
Virtus Wealth Builder Fund	4,251,096	4,638,833
Virtus Wealth Guardian Fund	2,175,957	1,850,400

Copies of the Funds’ most recent annual and/or semi-annual reports are available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 8301, Boston, MA 02266-8301. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, electronic mail or personal contact by representatives of the Trust. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $58,000 to $72,000. The costs associated with this Proxy Statement will be borne by the Funds on a pro rata basis based on their relative net assets.

Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

Thirty-three and one-third percent (33 1/3%) of the outstanding shares of each Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on the proposals in this proxy statement by either Fund prior to any such adjournment if sufficient votes have been received for approval.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For all of the proposals contained in this Proxy Statement, abstentions and “broker non-votes” are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a “no” or “against” vote.

Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund’s interest in the matter differs from the interest of the other Fund. The proposals contained in this Proxy Statement will be voted on by the Funds’ shareholders as follows:

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. (“VIA”), and F-Squared Investments, Inc. (the “Subadviser”) with regard to Virtus Wealth Builder Fund (Proposal 1). Only the Virtus Wealth Builder Fund shareholders will vote on this proposal.

2.	To approve an amendment to the fee schedule of the Investment Advisory Agreement between the Trust, on behalf of the Funds, and VIA (Proposal 2). All shareholders will vote on this proposal, with each Fund voting separately.

3.	To approve a proposal to permit VIA to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 3). Only the Virtus Wealth Builder Fund shareholders will vote on this proposal.

BOARD OF TRUSTEES RECOMMENDATION

The Board of Trustees met on June 3, 2009 to discuss the proposals contained in this Proxy Statement. The Board voted unanimously to approve the proposals. The Board of Trustees recommends that you vote “FOR” all of the proposals contained in this Proxy Statement.

PROPOSAL 1: APPROVAL OF THE SUBADVISORY

AGREEMENT WITH F-SQUARED INVESTMENTS, INC.

(To be voted on by Wealth Builder shareholders only)

Introduction

Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) is responsible for the day-to-day management of the investments of the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) between VIA and the Funds. Wealth Builder and Wealth Guardian are the successors to Phoenix Wealth Builder PHOLIO and Phoenix Wealth Guardian PHOLIO, respectively (together, the “Predecessor Funds”), due to a reorganization that took place on September 24, 2007. Shareholders of the Predecessor Funds last approved an advisory agreement applicable to those funds on August 1, 2003. Upon the reorganization, Wealth Builder and Wealth Guardian became subject to the Advisory Agreement, which is identical in all material respects to the agreement previously approved by shareholders of the Predecessor Funds. The Board, including a majority of the independent Trustees, last renewed the Advisory Agreement between VIA and the Funds at a meeting held on November 19, 2008.

In the role of Adviser to the Funds, VIA is responsible for managing each Fund’s investment program, the general operations and the day-to-day management of each

Fund’s portfolios. After analysis of the Funds’ risk profiles, the Adviser recommended to the Board of Trustees of the Trust that the Board approve F-Squared Investments, Inc. (the “Subadviser”) as subadviser to each Fund, so that the Funds could employ the Subadviser’s investment strategy.

At a meeting of the Board of Trustees of the Trust held on June 3, 2009, the Trustees (including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Disinterested Trustees”)) (i) approved for each Fund an investment subadvisory agreement between VIA and the Subadviser, and (ii) recommended to the shareholders of Virtus Wealth Builder Fund for approval of the investment subadvisory agreement between VIA and the Subadviser. Depending on the shareholders’ approval of the change in advisory fee in Proposal 2, if the Subadvisory Agreement is approved by the shareholders of the Virtus Wealth Builder Fund, it will become effective on or about August 24, 2009. The Adviser, rather than the Funds, will pay the subadvisory fee under the Subadvisory Agreement. The Advisory Agreement between the Trust and VIA relating to the Funds will remain in effect, but shareholders will be asked to approve an increase in the advisory fees payable to the Adviser by the Funds under the Advisory Agreement, which will compensate the Adviser for its increased active management, trading and subadviser oversight responsibilities, and for its payment of the subadvisory fees under the Subadvisory Agreement. See Proposal 2 below. Shareholders of Virtus Wealth Builder Fund are being asked to approve the Subadvisory Agreement. Approval by the Virtus Wealth Builder Fund shareholders is not dependent on the appointment of the Subadviser for Virtus Wealth Guardian Fund, while the appointment of the Subadviser for Virtus Wealth Guardian Fund is not affected by the vote of Virtus Wealth Builder Fund shareholders.

The Subadvisory Agreement

The Subadvisory Agreement provides that it will remain in effect until December 31, 2010, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approves its continuance at least annually. The Subadvisory Agreement would be subject to termination by VIA or the Subadviser upon 30 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Fund’s Advisory Agreement with VIA.

Currently, VIA employs a fund-of-funds strategy that allocates 80% of the Fund’s assets to affiliated underlying equity funds and 20% of the Fund’s assets to affiliated underlying fixed income funds. In contrast, under the proposed arrangement, the Subadviser would provide a model portfolio based on the sector investments included in the published AlphaSectorTM Rotation Index, which utilizes the nine Select Sector SPDRs, which are ETFs representing the primary sectors of the S&P 500® Index, and an ETF representing 1-3 month U.S. Treasury bills (the “Short-term Treasury ETF”). The Subadviser’s proprietary process evaluates each sector on a monthly basis in order to identify which sectors are projected to deliver a positive return on a forward-looking basis. If the sector is projected to have a positive return, it is included in the model portfolio for the monthly cycle. All sectors that are projected to have negative returns are completely eliminated from the model portfolio. All sectors that are included in the model portfolio are equally weighted. There is a maximum cap of 25% for any sector at the time of rebalance. When three or fewer sectors are represented, the remainder of the model portfolio is invested in the Short-term Treasury ETF. If no sectors are projected to have a positive return, the model portfolio can be 100% invested in the Short-term Treasury ETF. The model portfolio is rebalanced on a monthly basis. Under the proposed arrangement, the Subadviser will provide its model portfolio for each Fund; however, the Adviser will maintain full discretion for final allocation decisions, including discretion to use other cash equivalents in lieu of the Short-term Treasury ETF, and for placing all transactions.

The Subadvisory Agreement provides that the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Fund; provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to the Subadviser in its actions under the Subadvisory Agreement or a breach of the Subadviser’s duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

Subadvisory Fee

VIA will pay a subadvisory fee to the Subadviser under the Subadvisory Agreement consisting of an annual fee computed at 0.20% on the first $1 billion of the average daily net assets of the Fund’s investments and at 0.175% on assets over $1 billion. The Fund’s current advisory fee is 0.10% of the Fund’s average daily net assets. Shareholders are therefore being asked to approve an increase in the advisory fee under the Advisory Agreement to compensate the Adviser for its obligation to pay the subadvisory fee, as well as the increased active management, trading and subadviser oversight responsibilities that will be required from the Adviser due to the new investment strategy by the Subadviser. See Proposal 2 below. The net advisory fees that VIA will retain after the proposed increase in the advisory fees is not likely to increase, due to the higher management and compliance expenses incurred by VIA and its obligation to pay the subadvisory fees to the Subadviser out of the advisory fees it receives from the Fund. While there is expected to be an increase in the management fee portion of the total expense ratio paid by the Fund as a result of the proposed changes, total fund operating expenses and the total fund expense ratio are expected to decrease as a result of the Subadviser’s investment strategy due to the anticipated lower underlying fund expenses. (Please refer to the Fee Tables Based on

Current and Proposed Fees on pages 11 and 12.) The subadvisory fees will be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Virtus Wealth Builder Fund shall be calculated as set forth in its then current registration statement.

INFORMATION ABOUT VIA

VIA is located at 100 Pearl Street, Hartford, Connecticut 06103. VP Distributors, Inc., a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), owns all of the outstanding stock of VIA. VP Distributors (formerly known as Phoenix Equity Planning Corporation), a mutual fund distributor, acts as the national distributor of the Funds’ shares and as administrative agent of the Funds. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. The Funds paid VP Distributors $583,160 and $254,283 during the last fiscal year for performing these services for Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund, respectively.

VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years. As of December 31, 2008, VIA had approximately $11.5 billion in assets under management. VIA does not currently serve as an investment adviser to any other funds that are managed similarly to the Funds. For the fiscal year ended September 30, 2008, VIA was paid $115,978 and $55,404, respectively, in aggregate investment advisory fees for its services with regard to Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund.

The Subadviser will provide monthly investment recommendations, but VIA will maintain discretion over all investment management and trading decisions. Therefore, the portfolio manager for the Funds is a member of the Virtus Equity Trading team. Amy Robinson will serve as Portfolio Manager of the Funds. Ms. Robinson is Vice President of Equity Trading and leads the equity trading function at VIA. In this role, she is responsible for all trading activities of mutual funds and investment portfolios and manages strategic operational initiatives for the firm. Ms. Robinson has 29 years of investment experience and is former president of the Security Traders Association of Connecticut.

The following persons serve as the principal executive officers of VIA at the address for VIA listed above and (except for Mr. Angerthal) also serve as Officers of the Trust: George R. Aylward, President; Francis G. Waltman, Senior Vice President; Michael A. Angerthal, Chief Financial Officer; and Kevin J. Carr, Vice President and Clerk.

Virtus is an independent, publicly traded financial services company as of January 1, 2009, which, through its affiliates, provides asset management and related services to individuals and institutions. As of December 31, 2008, Virtus’ affiliated investment advisers had in aggregate approximately $22.6 billion in assets under management.

MORE INFORMATION ABOUT THE SUBADVISER

F-Squared Investments, Inc. is located at 16 Laurel Avenue, Suite 150, Wellesley, Massachusetts 02481. The Subadviser was founded in May 2006 as a private corporation and is registered as an investment adviser under the Investment Advisers Act of 1940. The Subadviser provides investment management and advisory services to various institutional and separately managed accounts. As of May 31, 2009, the Subadviser had approximately $80 million of assets under management.

The following persons serve as the principal executive officers of the Subadviser:

The address for all directors and executive officers is 16 Laurel Avenue, Suite 150, Wellesley, Massachusetts 02481.

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years

Howard Present	President and Chief Executive Officer; Board Member	Managing Director, Evergreen Investments; Founder and Principal, Helicon Partners, LLC; Founder and CEO, F-Squared Investments.

George McClelland	Vice Chairman and Director of Business Development; Board Member	Founder, Chairman, and CEO the eSecLending companies; Board member at multiple firms including Safeguard Scientifics, Inc.; Founder and Vice Chairman, F-Squared Investments.

Vadim Fishman	Senior Vice President and Chief Technology Officer	Founder and Principal, IntelDM; Founder and CTO, F-Squared Investments.

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years

Richard F. Tomney	Senior Vice President, Business Development	Deputy Chief Investment Officer and Risk Officer for Liberty Ridge Capital; Director of Marketing – North America, Gottex Fund Management; SVP Business Development, F-Squared Investments.

Deb Deskavich	Senior Vice President, Director of Operations	Vice President Integrated Planning and Analysis, Fidelity Investments; Controller, Lightlife Foods; SVP Director of Operations, F-Squared Investments.

The Subadviser does not provide investment recommendations based on its proprietary index to any other registered funds.

Basis for the Board’s Recommendation

The Board believes that Virtus Wealth Builder Fund’s shareholders can benefit from the Subadviser’s recommendations for investment of the Fund’s assets. The Subadviser has demonstrated reliable and consistent management of investment risks, especially in adverse markets. The Subadviser provides a model portfolio based on a proprietary index and would alter the Fund’s current investment in underlying affiliated mutual funds. Rather than invest 80% and 20% of its assets in underlying affiliated equity and affiliated fixed income mutual funds, respectively, Virtus Wealth Builder Fund’s assets may be allocated among up to nine different sector ETFs and an ETF representing 1-3 month Treasury bills, if the Subadvisory Agreement is approved. The ETFs that make up the model portfolio have lower fees than the underlying affiliated funds in which the Funds currently invest, which is expected to result in lower Acquired Fund Fees and Expenses and total operating expenses for each Fund.

In evaluating, approving and recommending to the Virtus Wealth Builder Fund’s shareholders that they approve the proposal, the Board of Trustees requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with the Subadviser would be in the best interests of the Fund and its shareholders. The Board considered all the criteria separately with respect to the Fund and its shareholders. Prior to making its final decision, the Disinterested Trustees met privately with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve the proposal, the Trustees considered various factors, including:

•

the nature, extent and quality of the services to be provided by the Subadviser. The Trustees reviewed biographical information of the management staff of the Subadviser who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience of the team leaders, including that each of the three principals of the firm has over two decades of relative experience in key areas. The Trustees noted the Subadviser has managed investments using the strategy since 2001, and that it currently manages approximately $80 million in assets;

•	that the Subadviser employs a team-managed approach and is highly reliant on objective, quantitative models, rather than on any particular individual;

•

the rate of the investment subadvisory fee that would be paid by VIA (and not the Funds) under the Subadvisory Agreement, and the advisory fee paid by the Fund, in light of the reduction in the total fund operating expenses anticipated after the Subadviser is engaged. The Board of Trustees considered the fact that the increase in the proposed advisory fee rate was expected to be more than offset by the reduction in total fund operating expenses, as presented in Proposal 2 below;

•

the historical investment returns of the Index as published by the Subadviser, which not only outperformed the broad market indexes, like the S&P 500® Index, but provided a positive return at certain times when the market indexes provided negative returns; and

•

the fact that there are no other tangible benefits to the Subadviser in providing investment advisory services to the Fund, other than the fees to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

In considering the profitability to the Subadviser of its relationship with the Virtus Wealth Builder Fund, the Board noted that the fees under the Subadvisory Agreement were to be paid by VIA out of the advisory fees that it receives under the Advisory Agreement. For these reasons, the profitability to the Subadviser of its relationship with Virtus Wealth Builder Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund’s assets based on the investment recommendations of the Subadviser.

Required Vote

Approval of the Subadvisory Agreement with the Subadviser requires the affirmative vote of a majority of the outstanding voting securities of the Virtus Wealth Builder Fund with both of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). Approval and implementation of the Subadvisory Agreement is dependent on shareholder approval of Proposal 2. If the Subadvisory Agreement is not approved by the shareholders of the Virtus Wealth Builder Fund, VIA will continue to serve as investment adviser and manage the day-to-day investments of the Fund under the terms of the current Advisory Agreement, and the Board of Trustees will consider the options available to the Fund.

PROPOSAL 2: AMEND THE FEE SCHEDULE OF THE

INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

(To be voted on by Wealth Builder and Wealth Guardian shareholders, voting separately)

Current Fee Arrangement

The Trust, on behalf of the Funds, has entered into the Advisory Agreement with VIA. Under the Advisory Agreement, VIA is responsible for managing each Fund’s investment program, the general operations and the day-to-day management of the Funds’ portfolios. VIA seeks to achieve each Fund’s investment objective by investing its assets in other Virtus mutual funds, referred to as underlying affiliated mutual funds. As compensation for its services, VIA is entitled to a fee, payable monthly, at an annual rate of 0.10% of the average daily net assets of each Fund. As a fund of funds, however, each underlying affiliated mutual fund’s adviser or subadviser manages the daily investments of the underlying affiliated mutual fund’s portfolio and receives a management fee for this service.

Proposed Fee Arrangement

As discussed in Proposal 1 above, VIA intends to appoint F-Squared Investments, Inc. as subadviser to the Funds, pursuant to the proposed Subadvisory Agreement between VIA and F-Squared Investments, Inc., and subject to approval by the shareholders of Virtus Wealth Builder Fund. Approval of the proposed

Subadvisory Agreement by the shareholders of Virtus Wealth Guardian Fund is not required. The subadvisory fees due to the Subadviser under the Subadvisory Agreement will be paid by VIA and not the Funds. To compensate VIA for its commitment to pay the subadvisory fees to the Subadviser, as well as its anticipated higher expenses in connection with its increased active management, trading and subadviser oversight responsibilities, VIA is seeking an increase in the fees payable under the Investment Advisory Agreement for the Funds. The engagement of the Subadviser is intended to lead to better performance, increased asset growth and lower expenses for shareholders, through the Subadviser’s streamlined process for creating its model portfolio and the lower underlying fund expenses of the ETFs that make up the model portfolio. The Board of Trustees of the Trust is proposing that the management fees payable by each of the Funds to VIA be increased to 0.45% of each Fund’s net asset level. The current and proposed management fees for all classes of shares of each of the Funds are as follows:

	First $1 billion	Over $1 billion
Current	0.10%	0.10%
Proposed	0.45%	0.40%

As of March 31, 2009, the Virtus Wealth Builder Fund had $66,816,973 in net assets and the Virtus Wealth Guardian Fund had $32,238,500 in net assets. For the fiscal year ended September 30, 2008, VIA was paid $115,978 and $55,404, respectively, in aggregate investment advisory fees for its services with regard to Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund.

Current and Proposed Fee Tables

Below is a fee table for each Fund that compares the total expenses paid by shareholders in each Fund’s last semi-annual period annualized, based on the current management fee of 0.10%, and what the proposed expenses would be if the appointment of the Subadviser and the increase in the management fee are both approved.

Virtus Wealth Builder Fund

Fee Table Based on Current and Proposed Fees

	Current Class A Shares	Proposed Class A Shares	Current Class C Shares		Proposed Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.10%	0.45%	0.10%		0.45%
Distribution and Service (12b-1) Fees(a)	None (b)	0.25%	0.75	%(b)	1.00%
Other Expenses(d)	0.48%	0.48%	0.48%		0.48%
Acquired Fund Fees and Expenses(c) (Underlying Mutual Funds)	1.40%	0.21%	1.40%		0.21%

Total Annual Fund Operating Expenses	1.98%	1.39%	2.73%		2.14%

(a)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA).
(b) Class A Shares and Class C Shares are authorized under the Fund’s 12b-1 plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds’ Class A Shares and Class Y Shares in which the Fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the Fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds’ Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.
(c)	Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses, including management fees of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses reflect the expense ratio for the Fund’s last fiscal year and for each acquired (underlying) fund’s most recent fiscal period publicly reported. These estimates may vary considerably based on future asset levels of the Fund, the availability of acquired (underlying) funds, the amount of Fund assets invested in acquired (underlying) funds at any point in time, and the fluctuation of the expense ratios of the acquired (underlying) funds.
(d)	Current fees have been restated to reflect fees based on current asset levels.

Virtus Wealth Guardian Fund

Fee Table Based on Current and Proposed Fees

	Current Class A Shares	Proposed Class A Shares		Current Class C Shares		Proposed Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.10%	0.45%		0.10%		0.45%
Distribution and Service (12b-1) Fees(a)	None (b)	0.25%		0.75	%(b)	1.00%
Other Expenses(e)	0.44%	0.44%		0.44%		0.44%
Acquired Fund Fees and Expenses(c) (Underlying Mutual Funds)	1.34%	0.38%		1.34%		0.38%

Total Annual Fund Operating Expenses	1.88%	1.52	%(d)	2.63%		2.27	%(d)

(a)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by FINRA.

(b)	Class A Shares and Class C Shares are authorized under the Fund’s 12b-1 plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds’ Class A Shares and Class Y Shares in which the Fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the Fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds’ Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.
(c)	Because the Fund invests in other funds, it is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses, including management fees of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses reflect the expense ratio for the Fund’s last fiscal year and for each acquired (underlying) fund’s most recent fiscal period publicly reported. These estimates may vary considerably based on future asset levels of the Fund, the availability of acquired (underlying) funds, the amount of Fund assets invested in acquired (underlying) funds at any point in time, and the fluctuation of the expense ratios of the acquired (underlying) funds.
(d)	Of the 0.45% management fee, the Adviser will voluntarily waive 0.35% of the management fee associated with the fixed income portion of the portfolio, which will reduce Net Annual Fund Operating Expenses by 0.09%. After the voluntary fee waiver, the proposed Annual Fund Operating Expenses will be 1.43% for Class A and 2.18% for Class C.
(e)	Current fees have been restated to reflect fees based on current asset levels.

Fees Paid to VIA for Last Fiscal Period

Set forth below are the investment advisory fees incurred by the Funds during their last semi-annual period annualized, and a comparison to what the advisory fees would have been under the newly proposed advisory fees.

Investment Advisory Fees

	Advisory Fees Paid During Last Fiscal Year Under Current Fees	Pro Forma Advisory Fees Paid During Last Fiscal Year Under Proposed Fees	Advisory Fees Paid During Last Semi- Annual Period on Annualized Basis Under Current Fees	Pro Forma Advisory Fees Paid During Last Semi- Annual Period on Annualized Basis Under Proposed Fees	Percentage Difference in Current and Pro Forma Fees
Virtus Wealth Builder Fund	$115,978	$521,900	$72,262	$325,002	350%
Virtus Wealth Guardian Fund	$55,404	$249,318	$35,317	$158,925	350%

The advisory fees have been restated in the table above on the more recent semiannual basis to reflect fees based on current asset levels, which have varied significantly from the period as of the end of the most recent fiscal year. The Funds made no other material payments to VIA during their last semi-annual period. While the proposed advisory fees are higher than the advisory fees currently in effect under the Investment Advisory Agreement, the Other Expenses and Acquired Fund Fees and Expenses are expected to be lower for the Funds after the implementation of the Subadviser’s model portfolio strategy, resulting in lower total fund operating expenses. Following is a comparison of the annual fund operating expenses for the Funds and what they are expected to be after the Subadviser is engaged and the new fees under the Investment Advisory Agreement are approved:

	Total Fund Operating Expenses Paid During Last Semi-Annual Period on Annualized Basis Under Current Fees	Pro Forma Total Fund Operating Expenses Paid During Last Semi-Annual Period on Annualized Basis Under Proposed Fees	Percentage Difference in Current and Pro Forma Total Fund Operating Expenses
Virtus Wealth Builder Fund	$1,716,152	$1,289,902	(25)%
Virtus Wealth Guardian Fund	$791,283	$664,143	(16)%

Basis for the Board’s Recommendation

In evaluating, approving and recommending to the Funds’ shareholders that they approve the proposal, the Board of Trustees requested and evaluated information provided by VIA which, in the Trustees’ view, constituted information necessary for the Trustees to form a judgment as to whether implementation of the proposed fee schedule increases would be in the best interests of the Funds and their shareholders.

In recommending that shareholders approve the proposal, the Trustees considered various factors, including:

•

the rate of the investment advisory fees and other expenses that would be paid by the Funds under the amended fee schedules as compared to those of representative comparable funds managed by other investment advisers. The Board of Trustees noted in particular that for each Fund, the proposed new investment advisory fee and total operating expenses would be reasonable because it is within the range of contractual advisory fee rates at comparable asset levels for representative comparable funds, as indicated in material prepared for the Board of Trustees by VIA based on information contained in various publicly available documents. Specifically, for each Fund, the proposed new fee and total operating expenses were below the median of advisory fees and operating expenses for comparable funds;

•	the nature and quality of investment advisory services that would be provided by VIA to the Funds under the proposed structure, as compared with the nature and quality of investment advisory services provided by VIA to the Funds under the current structure. As part of its efforts to improve each Fund’s performance and better manage their risk profile, VIA will incur higher expenses due to its more active management role, including oversight of the Subadviser and increased trading responsibilities expected for the Funds, while the Funds are expected to realize substantially lower total operating expenses;

•

that the profitability to VIA under the proposed higher advisory fee was not expected to be materially different from profitability under the current structure, as the higher advisory fees would be offset by the commitment to pay the subadvisory fee as well as increased active management, trading and subadviser oversight responsibilities and expenses that will be required from VIA due to the new investment strategy by the Subadviser;

•	other benefits to VIA in providing investment advisory services to the Funds, both under the current fee schedules and the proposed new fee schedules; and

•	possible economies of scale to be achieved through the reduction in operating expenses as assets grow while managing the Funds under the proposed new fee schedules.

In considering the proposal, the Board of Trustees concluded that the proposed fee increases should: (i) over the long-term, enable VIA to continue to provide high-quality investment advisory services to the Funds at reasonable and competitive fee rates; and (ii) enable VIA to provide investment advisory services to the Fund at levels consistent with the increased demands of the current marketplace, while engaging high quality subadvisers with consistent investment performance. The Board of Trustees concluded that the proposed fee increases were on balance more favorable for shareholders due to the expected realization by the Funds of substantially lower overall fund operating expenses.

Required Vote

Approval of the amendments to the fee schedule of the Investment Advisory Agreement for the Funds requires the affirmative vote of a majority of the outstanding voting securities of each Fund with such Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities. Approval of the fee schedule amendment by shareholders of either Fund is not dependent on approval by shareholders of the other Fund. Approval and implementation of the fee schedule amendments is dependent on shareholder approval of Proposal 1. If the fee schedule amendments are not approved by the Funds’ shareholders, VIA will continue to serve as the Funds’ investment adviser at the current fee level, until the expiration of the agreement, and the Boards of Trustees will consider the options available to the Funds at that time.

PROPOSAL 3: APPROVAL OF A PROPOSAL TO PERMIT VIA TO

HIRE AND REPLACE SUBADVISERS OR TO MODIFY

SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

(To be voted on by Wealth Builder shareholders only)

Description of Exemptive Relief

One of the duties of an investment adviser is to recommend to a board of trustees, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser’s hiring, termination or replacement, if the adviser deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that VIA, with the approval of the Board of Trustees, be permitted, under certain conditions, to enter into, terminate, or modify subadvisory agreements on behalf of the Virtus Wealth Builder Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

VIA has received an exemptive order from the Securities and Exchange Commission that, subject to certain conditions, permits VIA and any funds advised by entities that are under common control with VIA, with the approval of such funds’ trustees, to engage or retain other unaffiliated subadvisers, subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements or material amendments to those agreements to a vote of the shareholders.

Before this relief can be utilized by the Virtus Wealth Builder Fund, the Fund’s shareholders must approve the applicability of the relief to the Fund. If the Virtus Wealth Builder Fund’s shareholders approve the proposal to allow VIA to utilize this relief for the Fund, Virtus Wealth Builder Fund and VIA will have the right to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

Even if the Virtus Wealth Builder Fund’s shareholders approve this arrangement, any new subadviser(s) engaged or terminated or any change in a subadvisory agreement will still require the approval of the Trust’s Board of Trustees. In order to approve new subadviser(s), the Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadviser(s) to investment companies and accounts comparable to the Fund. The Trustees will review the ability of the subadviser(s) to provide services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadviser(s) with respect to compliance and regulatory matters over the past fiscal year. The Trustees will review each subadviser’s investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to each subadviser’s performance as an investment adviser. The Trust believes that this review provides adequate shareholder protection in the selection of subadviser(s). VIA would notify Virtus Wealth Builder Fund shareholders in the event of any change in the identity of the subadviser of the Fund. In addition, the exemptive order prohibits VIA from entering into subadvisory agreements with affiliates of VIA to replace an unaffiliated subadviser without shareholder approval.

Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of Virtus Wealth Builder Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

The Board has concluded that, by approving the proposal, shareholders will afford the Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary subadviser changes. The Board considered the potential cost savings to the Virtus Wealth Builder Fund under the proposal, and determined that shareholders should benefit from approving the proposal.

Required Vote

Approval of this proposal requires a majority vote of the shareholders of the Virtus Wealth Builder Fund. If the Fund’s shareholders do not approve this proposal, the terms and conditions of the exemptive relief described below will not be applicable to the Fund.

SHARE OWNERSHIP INFORMATION

As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of each Fund:

Virtus Wealth Builder Fund

	Shareholder	Shares	Percent
Class A	MLPF&S for the sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr E, Fl 3 Jacksonville, FL 32246-6484	489,071.69	5.5%

Class C	MLPF&S for the sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr E, Fl 3 Jacksonville, FL 32246-6484	2,303,732.86	25.9%

Virtus Wealth Guardian Fund

	Shareholder	Shares	Percent

Class C	MLPF&S for the sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr E, Fl 3 Jacksonville, FL 32246-6484	841,885	20.9%

PORTFOLIO TRANSACTIONS

The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. The Funds do not execute portfolio transactions through affiliated brokers.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY AUGUST 19, 2009 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Name:	Kevin J. Carr
Title:	Secretary
Virtus Opportunities Trust

ATTACHMENT

FORM OF SUBADVISORY AGREEMENT

VIRTUS OPPORTUNITIES TRUST

Virtus Wealth Builder Fund

Virtus Wealth Guardian Fund

SUBADVISORY AGREEMENT

[Date], 2009

F-Squared Investments, Inc.

16 Laurel Avenue, Suite 150

Wellesley, Massachusetts 02481

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Opportunities Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund (collectively, sometimes hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs F-Squared Investments, Inc. (the “Subadviser”) to furnish investment advisory services to the Fund related to the Fund’s AlphaSector Rotation strategy (the “AlphaSector Strategy”) with respect to that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule C attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment recommendations for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule B attached hereto and made a part hereof.

3.

Services of Subadviser. In providing advisory services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and

Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not recommend any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. The Subadviser’s duties under this Agreement are limited to providing recommendations to the Adviser with respect to the Designated Series. The Subadviser shall have no authority or responsibility for implementing its recommendations on behalf of the Designated Series, including the execution of any transactions (other than with respect to Subadviser’s recommendations as set forth herein). The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody.

5.	Allocation of Brokerage. The Subadviser shall not have any authority or discretion to select brokers and dealers to execute Designated Series transactions.

6.	Proxies. The Subadviser shall have no authority or responsibility for voting or handling proxies in relation to the assets of the Designated Series. The Subadviser is similarly not authorized to deal with reorganizations, exchange offers, other voluntary corporate actions or any litigation with respect to securities held in the Designated Series, unless the Fund or the Adviser otherwise specifically directs in writing.

7.	Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding recommended transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.	Information and Reports.

A.

The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s advisory services to the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment advisory duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its advice related to the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule A. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Except as otherwise stated in this Agreement, neither Subadviser, nor any of its directors (including the limited liability company managers of Subadviser), officers or employees, shall be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.

Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements.

A.	The Subadviser represents, warrants and agrees that:

1.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

2.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder as are required of an investment adviser of a registered investment company (to the extent applicable). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

3.

It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

4.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, written policies and procedures reasonably designed to prevent violation, by it and its supervised persons, of the Advisers Act and the rules that the SEC has adopted under the Advisers Act. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of Subadviser’s compliance policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Act. The Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

5.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.

B.	The Fund represents, warrants and agrees that:

1.	the Fund is a statutory trust established pursuant to the laws of State of Delaware;

2.	the Fund is duly registered as an investment company under the 1940 Act;

3.	the execution, delivery and performance of this Agreement are within the Fund’s powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the 1940 Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Fund;

4.	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

5.	this Agreement constitutes a legal, valid and binding obligation enforceable against the Fund in accordance with its terms.

C.	The Adviser represents, warrants and agrees that:

1.	The Adviser is a corporation duly established, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the failure to so qualify would have a material adverse effect on its business;

2.	Adviser is duly registered as an “investment adviser” under the Advisers Act;

3.	Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the advisory contract;

4.	the execution, delivery and performance of this Agreement are within Adviser’s powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Adviser or under Adviser’s declaration of trust;

5.	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

6.	this Agreement constitutes a legal, valid and binding obligation enforceable against Adviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Opportunities Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules B and C is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until [Date]. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

17.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this

Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Virtus or the Fund at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103

Attn: Kevin J. Carr

Telephone: (860) 263-4791

Facsimile: (860) 241-1028

Email: kevin.carr@virtus.com

(b)	To Subadviser at:

F-Squared Investments, Inc.

16 Laurel Avenue, Suite 150

Wellesley, Massachusetts 02481

Attn: Howard Present

Telephone: 781-235-9055

Facsimile: 781-235-9155

Email: hpresent@f-squaredinvestments.com

21.	Certifications. The Subadviser hereby warrants and represents that it will provide any requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement.

22.

Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser’s directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such

Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser’s reckless disregard of its obligations and duties hereunder.

23.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

24.	Relationship of Parties. The Adviser, the Fund and Subadviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on either of them. Subadviser shall perform its duties under this Agreement as an independent contractor and not as an agent of the Fund, the Trustees or the Adviser.

25.	AlphaSector License. The Adviser and the Fund acknowledge that Subadviser is providing advisory services related to the AlphaSector Strategy pursuant to an AlphaSector License and Redistribution Agreement between Subadviser and Active Index Solutions, LLC (the “License Agreement”). The Adviser (on behalf of itself and its affiliated persons) and the Fund (on behalf of itself and the Trustees) hereby acknowledge that they do not have nor will they obtain under any of the terms of this Agreement any ownership claim, right, title, interest or license to the AlphaSector Strategy or any intellectual property of Subadviser, or any intellectual property rights relating thereto, other than to receive the services of Subadviser, as described in and in accordance with the terms of this Agreement.

26.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

VIRTUS OPPORTUNITIES TRUST

By:
Name:	George R. Aylward
Title:	President

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:	Kevin J. Carr
Title:	Vice President and Clerk

ACCEPTED:

F-Squared Investments, Inc.

By:
Name:	Howard Present
Title:	Chief Executive Officer

SCHEDULES:	A.	Fee Schedule
	B.	Subadviser Functions
	C.	Designated Series

SCHEDULE A

FEE SCHEDULE

(a) For services provided to the Fund, the Adviser will pay to the Subadviser a monthly fee, payable in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. In computing the fee to be paid to the Subadviser, the net asset value of each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

(b) The fee to be paid to the Subadviser is to be 0.20% of the average daily net assets of the Designated Series.

SCHEDULE B

SUBADVISER FUNCTIONS

With respect to its investment advisory services hereunder, the Subadviser shall, at its own expense:

(a)	Furnish investment advisory services to the Designated Series related to its AlphaSector Strategy, consistent with the terms of this Agreement. In furnishing these investment advisory services, the Subadviser shall:

(i)	to the extent it deems necessary, formulate, revise and update the investment models and analyses comprising the AlphaSector Strategy;

(ii)	calculate and promptly provide to the Adviser the monthly results of the investment models and assist the Adviser in interpreting such results with respect to the investment programs for the Designated Series;

(iii)	assist the Adviser in selecting appropriate investments for the Designated Series to enter into in order to implement the AlphaSector Strategy; and

(iv)	provide such reports with respect to the implementation of the AlphaSector Strategy by the Designated Series as the Adviser or Trustees shall reasonably request;

(b)	Promptly after filing with the SEC an amendment to its Form ADV, provide a copy of such amendment to the Adviser and the Fund;

(c)	Ensure that appropriate representatives of the Subadviser attend meetings requested by the Adviser or Fund at such time(s) and location(s) as reasonably requested by the Adviser or Fund.

SCHEDULE C

DESIGNATED SERIES

Virtus Wealth Builder Fund

Virtus Wealth Guardian Fund

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2009

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Virtus Wealth Builder Fund and Virtus Wealth Guardian Fund (the “Funds”), each a series of Virtus Opportunities Trust (the “Trust”), revoking previous proxies, hereby appoints Kevin J. Carr, Vallerie A. Atwood and Ann Flood, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held on August 20, 2009, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet: https://vote.proxy-direct.com

Vote via the telephone: 1-866-241-6192

NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

, 2009
Date

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Virtus Wealth Builder Fund

Virtus Wealth Guardian Fund

VOTING OPTIONS

READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

COMPUTER	TELEPHONE	LETTER	COURIER

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON

LOG ON TO:	CALL 1-866-241-6192	VOTE, SIGN AND DATE	ATTEND SHAREHOLDER MEETING

https://vote.proxy-direct.com FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	THIS PROXY CARD AND RETURN IN THE POSTAGE-PAID ENVELOPE	100 PEARL STREET HARTFORD, CT ON AUGUST 20, 2009

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and F-Squared Investments, Inc.

Virtus Wealth Builder Fund

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	To approve an amendment to the fee schedule of the Funds’ Investment Advisory Agreement between the Trust, on behalf of the Funds, and Virtus Investment Advisers, Inc.

Virtus Wealth Builder Fund

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Virtus Wealth Guardian Fund

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve a proposal to permit Virtus Investment Advisers, Inc. to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval

Virtus Wealth Builder Fund

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]